UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 17, 2024
Date of Report (date of earliest event reported)
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NewLake Capital Partners, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	000-56327 (Commission File Number)	83-4400045 (I.R.S. Employer Identification Number)
50 Locust Avenue, First Floor New Canaan, CT 06840
(Address of principal executive offices and zip code)
(203) 594-1402
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 Exchange Act. Emerging growth company
(§240.12b-2 of this chapter).     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Change in Registrant's Certifying Accountant.

On June 17, 2024, the Audit Committee of the Board of Directors of NewLake Capital Partners, Inc. a Maryland corporation (the “Company”) unanimously agreed to dismiss BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm. The Company notified BDO of their dismissal on June 18, 2024, and the termination was effective immediately. Currently, the Company is in the process of engaging a replacement independent registered public accounting firm.
BDO’s reports on the Company’s consolidated financial statements as of and for each of the two most recent fiscal years (fiscal years ended December 31, 2023 and 2022) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years (fiscal years ended December 31, 2023 and 2022) and the subsequent interim period through June 18, 2024, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports covering the Company’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO with a copy of this Current Report on Form 8-K and requested that BDO furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of BDO’s letter to the SEC, dated June 21, 2024, is filed as Exhibit 16.1 hereto.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA, P.C. to the Securities and Exchange Commission, dated June 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of June, 2024.

NewLake Capital Partners, Inc.

By:	/s/ Lisa Meyer
Name:	Lisa Meyer
Title:	Chief Financial Officer, Treasurer and Secretary